UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2007
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 23, 2007, at the Annual Meeting of Stockholders of Superior Energy Services, Inc. (the “Company”), the Company’s stockholders approved the 2007 Employee Stock Purchase Plan (the “Plan”). The Plan permits eligible employees to purchase shares of the Company’s common stock at a discount during monthly offering periods beginning on the first day of each month during the year (the “Offering Periods”). Eligible employees may purchase shares through payroll deductions of up to 20% of total compensation per pay period, but may purchase no more than $10,000 worth of shares of common stock in any calendar year, as measured as of the first day of each applicable Offering Period. The price paid by the employees is 85% of the closing price of a share of common stock on the last day of the Offering Period. The maximum aggregate number of shares of common stock that may be purchased through the Plan is 1,000,000 shares, and the Plan will go into effect on August 1, 2007. The Company’s executive officers are eligible to participate in the Plan under the same terms and conditions as other plan participants.
     The foregoing summary is not intended to be complete and is qualified in its entirety by the full text of the Plan. A copy of the Plan is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure.
     On May 24, 2007, the Company issued a press release announcing the results of the 2007 Annual Meeting. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
     On May 23, 2007, the Board of Directors of the Company, upon recommendation of its Nominating and Corporate Governance Committee, increased the amount of the annual retainer paid to the Compensation Committee Chairman from $10,000 to $15,000 per year. The Nominating and Corporate Governance Committee received input from an independent compensation consultant in order to ensure that the annual retainer for the Compensation Committee Chairman reflected current competitive market conditions.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits.

10.1	Superior Energy Services, Inc. 2007 Employee Stock Purchase Plan.

99.1	Press release issued by Superior Energy Services, Inc., dated May 24, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: May 24, 2007

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Superior Energy Services, Inc. 2007 Employee Stock Purchase Plan.

99.1	Press release issued by Superior Energy Services, Inc., dated May 24, 2007.